Standard & Poor's J.J. Kenny       Frank A. Ciccotto, Jr.
65 Broadway                        Senior Vice President and
New York, NY 10006-2551            General Manager
Tel  212 770 4417  Office          Evaluation Department
     212 770 4422  Desk
Fax  212 797 8681
frank_ciccotto@mcgraw-hill.com       Standard & Poor's
                                         A Division of The McGraw-Hill Companies



April 30, 1998



Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., L.L.C.
14 Wall Street
New York, NY 10005


                     Re:     Insured Municipal Securities Trust,
                             New York Navigator Insured Series 13
                             ------------------------------------
                             and New Jersey Navigator Insured Series 9
                             -----------------------------------------

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-56918 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                   Sincerely,




                                   Frank A. Ciccotto


FAC/trh

Standard & Poor's J.J. Kenny       Frank A. Ciccotto, Jr.
65 Broadway                        Senior Vice President and
New York, NY 10006-2551            General Manager
Tel  212 770 4417  Office          Evaluation Department
     212 770 4422  Desk
Fax  212 797 8681
frank_ciccotto@mcgraw-hill.com       Standard & Poor's
                                         A Division of The McGraw-Hill Companies



April 30, 1998



Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., L.L.C.
14 Wall Street
New York, NY 10005


                        Re:   Insured Municipal Securities Trust,
                              Series 31, New York Navigator Insured Series 14
                              -----------------------------------------------
                              and New Jersey Navigator Insured Series 10
                              ------------------------------------------

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-60604 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                   Sincerely,




                                   Frank A. Ciccotto


FAC/trh

Standard & Poor's J.J. Kenny       Frank A. Ciccotto, Jr.
65 Broadway                        Senior Vice President and
New York, NY 10006-2551            General Manager
Tel  212 770 4417  Office          Evaluation Department
     212 770 4422  Desk
Fax  212 797 8681
frank_ciccotto@mcgraw-hill.com       Standard & Poor's
                                         A Division of The McGraw-Hill Companies



April 30, 1998



Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., L.L.C.
14 Wall Street
New York, NY 10005

                           Re:  Insured Municipal Securities Trust,
                                Series 32, New York Navigator Insured Series 16
                                -----------------------------------------------
                                and New Jersey Navigator Insured Series 12
                                ------------------------------------------

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-52397 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                   Sincerely,




                                   Frank A. Ciccotto


FAC/trh

Standard & Poor's J.J. Kenny       Frank A. Ciccotto, Jr.
65 Broadway                        Senior Vice President and
New York, NY 10006-2551            General Manager
Tel  212 770 4417  Office          Evaluation Department
     212 770 4422  Desk
Fax  212 797 8681
frank_ciccotto@mcgraw-hill.com       Standard & Poor's
                                         A Division of The McGraw-Hill Companies



April 30, 1998



Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., L.L.C.
14 Wall Street
New York, NY 10005

                        Re:   Insured Municipal Securities Trust,
                              Series 33, New York Navigator Insured Series 17
                              -----------------------------------------------
                              and New Jersey Navigator Insured Series 13
                              ------------------------------------------

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-58167 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                   Sincerely,




                                   Frank A. Ciccotto


FAC/trh